SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                February 4, 2005

                         VERTICAL COMPUTER SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                       000-31889               65-0393635
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

  201 Main Street, Suite 1175, Forth Worth, Texas 76102          76102
        (Address of principal executive offices)               (Zip code)

       Registrant's telephone number, including area code: (817) 348-8717

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01. Changes in Registrant's Certifying Accountant.

      (b) New Independent Accountants

      On February 2, 2005, Vertical Computer Systems, Inc. (the "Registrant") engaged Weaver and Tidwell, L.L.P. ("Weaver and Tidwell") as its principal accountant to audit the Registrant's financial statements. The Registrant did not consult Weaver and Tidwell on any matters described in paragraph (a)(2)(i) or (ii) of Item 304 of Regulation S-B during the Registrant's two most recent fiscal years or any subsequent interim period prior to engaging Weaver and Tidwell.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 4, 2005         VERTICAL COMPUTER SYSTEMS, INC.


                                  By:      /s/ Richard Wade
                                  Name:   Richard Wade
                                  Title:   President and Chief Executive Officer